Exhibit 10.6

                          FLORIDA BANKS CAPITAL TRUST I
                               FLORIDA BANKS, INC.
                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (this "Agreement") made among Florida Banks Capital Trust I (the "Trust"), a statutory trust, Florida Banks, Inc., a Florida corporation, with its principal offices located at 5210 Belfort Road, Suite 310 Jacksonville, Florida 32256 (the "Company" and, collectively with the Trust, the "Offerors"), and Bear Stearns Securities Corp. (the "Purchaser").

                                    RECITALS:

     A. The Trust desires to issue Four Thousand (4,000) of its Trust Preferred Securities (the "Capital Securities"), liquidation amount $1,000 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), by and among the Company as depositor, the Trustees of the Trust (as defined therein, and the several Holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and Wells Fargo Bank, National Association, as trustee (the "Guarantee"); and

     B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of the Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debt Securities") to be issued by the Company pursuant to an indenture to be executed by the Company and Wells Fargo Bank, National Association, as trustee (the "Indenture"); and

     C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                     PURCHASE AND SALE OF CAPITAL SECURITIES

     1.1. Upon the execution of this Subscription Agreement, the Purchaser hereby agrees to purchase from the Trust Four Thousand (4,000) Capital Securities at a price equal to $1,000 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Trust Agreement. The Purchase Price is payable in immediately available funds on June 27, 2002 (the "Closing Date"). The Offerors shall provide the Purchaser wire transfer instructions no later than 5 days prior to the Closing Date.

     1.2. The certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the Purchaser or its designee.

     1.3. An Agreement, effective as of June 27, 2002, among the Offerors and the Placement Agent identified therein (the "Placement Agreement") includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to all the benefits under the Placement Agreement and shall be entitled to enforce such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     2.1. The Purchaser understands and acknowledges that the Capital Securities, the Debt Securities and the Guarantee (i) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, (ii) are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and (iii) may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

     2.2. The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other securities law.

     2.3. The Purchaser has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for the Capital Securities and perform its obligations pursuant to this Agreement.

     2.4 Such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Capital Securities. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Offerors regarding the terms and conditions of the offering of the Capital Securities and the business, properties, prospects and financial condition of the Offerors.

     2.5 Such Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Capital Securities.


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



                                   ARTICLE III

                                  MISCELLANEOUS

     3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

           To the Offerors:

           Florida Banks, Inc.
           5210 Belfort Road, Suite 310
           Jacksonville, Florida 32256
           Attention: T. Edwin Stinson, Sr.
           Telecopy: (904) 296-2820

           To the Purchaser:

           Bear Stearns Securities Corp.
           383 Madison Avenue
           New York, New York  10179
           Attention: Tom Dunstan
           Telecopy: (212) 272-5445

     Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

     3.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     3.3 Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

     3.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF Florida, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     3.5 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     3.6 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


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

     IN WITNESS WHEREOF, this Subscription Agreement is agreed to and accepted effective June 27, 2002.

                                         Florida Banks, Inc.


                                         By:
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                                         Name:
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                                         Title:
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                                         Florida Banks Capital Trust I


                                         By:
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                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         Bear, Stearns & Co. Inc.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
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